UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2024, Virpax Pharmaceuticals, Inc. (the “Company”) entered into amendments (the “Amendments”) to the Independent Contractor Agreements with its Chief Executive Officer, Jatinder Dhaliwal, and Chief Financial Officer, Usama Chaudhry, to clarify certain provisions and align the agreements with their intended structure.

Under the Amendment with Mr. Dhaliwal, the Independent Contractor Agreement has been clarified to confirm that the term “Contractor” refers to Jat Consulting Corp., a company incorporated under the laws of the Province of British Columbia, Canada, through which Mr. Dhaliwal provides services as Chief Executive Officer of the Company. All payments under the agreement are directed to Jat Consulting Corp., which is responsible for compensating its personnel, including Mr. Dhaliwal. Additionally, the Amendment clarifies tax responsibilities, indemnification provisions, and other terms to ensure compliance with applicable laws and regulations.

Under the Amendment with Mr. Chaudhry, the Independent Contractor Agreement has been clarified to confirm that the term “Contractor” refers to Chaudhry U Consulting Inc., a Canadian corporation through which Mr. Chaudhry provides services as Chief Financial Officer of the Company. All payments under the agreement are directed to Chaudhry U Consulting Inc., which is responsible for compensating its personnel, including Mr. Chaudhry. The Amendment also clarifies tax responsibilities, indemnification provisions, and other terms to ensure compliance with applicable laws and regulations.

Copies of the Amendments to the Independent Contractor Agreements with Mr. Dhaliwal and Mr. Chaudhry are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Independent Contractor Agreement with Jat Consulting Corp.
10.2	First Amendment to Independent Contractor Agreement with Chaudhry U Consulting Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: December 30, 2024	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer